SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                FORM 8-K/A
                             (Amendment No. 1)

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                      APRIL 25, 2003 (APRIL 21, 2003)


                          BPC HOLDING CORPORATION
            (Exact name of registrant as specified in charter)

    DELAWARE                           35-1814673
(State or other jurisdiction of Incorporation) (IRS employer identification number)

                                33-75706-01
                         (Commission File Number)

                        BERRY PLASTICS CORPORATION
            (Exact name of registrant as specified in charter)


      DELAWARE                         35-1813706
(State or Other Jurisdiction of Incorporation)) (IRS employer identification number)

                                 33-75706
                         (Commission File Number)


101 OAKLEY STREET, EVANSVILLE, INDIANA          47710
(Address of principal executive offices)     (Zip code)

                              (812) 424-2904
           (Registrants' telephone number, including area code)








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ITEM 7. -  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.1 Press  Release  of  BPC Holding Corporation, dated April 21,
2003


ITEM 9. -  REGULATION FD DISCLOSURE

     On April 21, 2003, BPC Holding Corporation issued the press release attached hereto as Exhibit 99.1.

     This information is also being furnished pursuant to Item 12 - Results of Operations and Financial Condition of Form 8-K.

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BPC HOLDING CORPORATION
                              BERRY PLASTICS CORPORATION

Dated:  April 25, 2003


                              By:  /S/ JAMES M. KRATOCHVIL
                                 _______________________________________
                                 James M. Kratochvil
                                 Executive Vice President, Chief Financial
                                 Officer, Treasurer and Secretary of the
                                 entities listed above (Principal Financial
                                 and Accounting Officer)

                                              INDEX TO EXHBITS


EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT


99.1             Press Release of BPC Holding Corporation, dated April 21,
                 2003